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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earlest event reported):     April 7, 1997


                                POLK AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)



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
                 MARYLAND                                       000-14729                                   52-0954180
(State or Other Jurisdiction of Incorporation)           (Commission File Number)                (IRS Employer Identification No.)
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            5601 METRO DRIVE, BALTIMORE, MARYLAND            21215
           (Address of Principal Executive Offices)        (Zip Code)



      Registrant's telephone number, including area code (410) 358-3600


         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

         On April 7, 1997, Polk Audio, Inc. (the "Company") announced an operational restructuring whereby finished product warehousing and all remaining manufacturing and service operations will be consolidated with the Company's operations in San Diego, CA.

         On April 9, 1997, the Company announced the reactivation of its share buyback program, authorized by the Board in November, 1993. Of the 400,000 shares originally authorized to be repurchased, the Company purchased 4,777 shares in 1994 and none in 1995 and 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(c)  Exhibits.   The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

         99(1) Polk Audio, Inc. Press Release dated April 7, 1997. 99(2) Polk Audio, Inc. Press Release dated April 9, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Polk Audio, Inc.

                                                By: /s/ George M. Klopfer
                                                -------------------------------
                                                George M. Klopfer
                                                Chief Executive Officer

Date:  April 22, 1997